UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2025

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 3, 2025, ADC Therapeutics SA (the “Company”) announced updated data from the ongoing LOTIS-7 Phase 1b open-label clinical trial evaluating the safety and efficacy of ZYNLONTA® in combination with the bispecific antibody glofitamab (COLUMVI®) in patients with relapsed or refractory diffuse large B-cell lymphoma (r/r DLBCL).

As of the November 17, 2025 cutoff date, a total of 49 patients were efficacy evaluable with a minimum of 6 months of follow-up from treatment initiation. Key highlights of the data are as follows:

•	Best overall response rate (ORR) was 89.8% (44/49 patients), as assessed by Lugano criteria

o	ORR was 95.2% at the 120 µg/kg dose and was 85.7% at the selected 150 µg/kg dose

•	Complete response (CR) rate was 77.6% (38/49 patients)

o	Of these, 33/38 patients achieving CR remain in CR as of the data cutoff; the 5 patients who did not remain in CR included 2 patients with progressive disease, 2 patients with Grade 5 AEs which occurred during CR, and one censored patient

o	CR rate was 81.0% at the 120 µg/kg dose and was 75.0% at the selected 150 µg/kg dose

•	Strong efficacy in both the relapsed and primary refractory populations across both dose levels

o	In the 24 relapsed patients, ORR was 100% and CR rate was 91.7%

o	In the 25 primary refractory patients, ORR was 80% and CR rate was 64%

•	14 patients converted from stable disease (SD) or partial response (PR) to CR over time (1 and 13 patients, respectively)

•	Of the 8 patients previously treated with CAR-T, 6 achieved a CR

•	The combination was generally well tolerated with a manageable safety profile

o	Grade 3 or higher treatment emergent adverse events (TEAEs) observed in > 5% of patients included neutropenia (32.7%), GGT increased (16.3%), anemia (10.2%), WBC decreased (8.2%), generalized oedema (8.2%), ALT increased (8.2%), AST increased (6.1%), and thrombocytopenia (6.1%)

o	Grade 5 AEs occurred in 2 (4.1%) patients, one at each dose level; the one at the 120 µg/kg dose was treatment-related per the investigator

o	Cytokine release syndrome (CRS) of all grades across dose levels was 36.7%

▪	CRS all grades was 25.0% at the selected 150 µg/kg dose and 52.4% at the 120 µg/kg dose, with all but one were low Grade

o	Immune effector cell-associated neurotoxicity syndrome (ICANS) was 4.1% across dose levels, with only Grade 1/2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: December 5, 2025
	By:	/s/ Ameet Mallik
	Name:	Ameet Mallik
	Title:	Chief Executive Officer